ORGANIZATION	9 Months Ended
Sep. 30, 2023
Notable Labs Inc [Member]
Restructuring Cost and Reserve [Line Items]
ORGANIZATION

NOTE 1 – ORGANIZATION

Description of Business

Notable Labs, Inc. (“Notable” or the “Company”) and its wholly owned subsidiary is an emerging tech-bio therapeutics company dedicated to the development and commercialization of a predictive precision medicine platform and products that treat various forms of cancer. The Company was incorporated in Delaware in June 2014 and is located in Foster City, California.

Merger with Vascular Biogenics, Ltd.

On February 22, 2023, Notable entered into a Merger Agreement (the “Merger Agreement”) with Vascular Biogenics, Ltd., an Israeli corporation (“VBL”), and Vibrant Merger Sub, Inc., a Delaware corporation and VBL’s direct, wholly-owned subsidiary, pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Notable merged with and into Merger Sub at the effective time (“Effective Time”), with Notable continuing after the merger as the surviving corporation and VBL’s wholly-owned subsidiary (such transaction, the “Merger”).

On October 16, 2023, Notable closed the Merger with VBL. In conjunction with the Merger, the Company changed its name from “Vascular Biogenics Ltd.” to “Notable Labs, Ltd.” (the “Name Change”).

At the Effective Time, each outstanding share of Notable capital stock was converted into the right to receive VBL ordinary shares, under the exchange ratio formula in the Merger Agreement, with former Notable securityholders owning approximately 75.2% of Notable Labs, Ltd.’s ordinary shares outstanding on a fully diluted basis, and the securityholders of VBL owning approximately 24.8% of Notable Labs, Ltd.’s ordinary shares outstanding on a fully diluted basis.

Also on October 16, 2023, in connection with, and prior to completion of, the Merger, the Company effected a 1-for-35 reverse share split (the “Reverse Share Split”) of its ordinary shares, of a nominal value of NIS 0.35 each (“Ordinary Shares”).

Following the completion of the Merger, the business of Notable became the business conducted by the Company, which is a clinical-stage platform therapeutics company developing predictive precision medicines for patients with cancer.

Upon closing of the Merger, the board of directors of the Company consists of seven directors, with one director designated by VBL. Following the closing of the Merger, the Company is being led by Notable’s chief executive officer and executive management team.

Since incorporation through September 30, 2023, Notable Labs, Ltd. and its subsidiaries (hereinafter referred to as “the Post-Merger Company”) incurred losses and negative cash flows from operations mainly attributable to its development efforts and has an accumulated deficit. The Post-Merger Company has financed its operations primarily through the issuance of Preferred Shares and Simple Agreements for Future Equity (“SAFE”) shares and through the cash inflow as a result of the Merger completed on October 16, 2023. As of the issuance date of these consolidated financial statements, Notable Labs, Ltd.’s cash and investments provide sufficient resources to fund its operations through at least the next 12 months. In order to develop and commercialize any future product candidates if they are granted regulatory approval, Notable Labs, Ltd. is required to obtain further funding through public or private offerings, debt financings, collaboration, licensing arrangements or other sources. Adequate additional funding may not be available to Notable Labs, Ltd. on acceptable terms, or at all. If Notable Labs, Ltd. is unable to raise capital when needed or on attractive terms, it may be forced to delay, reduce or eliminate its research and development programs or commercialization and manufacturing efforts.